TROUBLED DEBT RESTRUCTURING	12 Months Ended
Dec. 31, 2021
Troubled Debt Restructuring Note, Debtor [Abstract]
TROUBLED DEBT RESTRUCTURING
8.	TROUBLED DEBT RESTRUCTURING
On March 18, 2021, the Group entered into a Facility agreement with CTBC Bank Co., Ltd. for an aggregate amount of US$80,000 consisting of a five-year term loan facility of US$65,000 and a revolving credit facility of US$15,000.
The Facility was used to repay its existing loans for amount of US$65,000 as of March 18, 2021. The repayment schedule of the five-year term loan facility is listed as the following:

US$
March 18, 2022	3,250
March 18, 2023	8,125
March 18, 2024	11,375
March 18, 2025	16,250
March 18, 2026	26,000
65,000
The loan facility is guaranteed by Rise IP, Rise HK, the WFOE and VIE. Further, the ordinary shares of certain subsidiaries of the Group were pledged as collateral for the loan facility. In addition, the Group maintained deposits held in a designated bank account as security for interest payments consisting of the DSRA and Domestic CTBC accounts.
The Group concluded that the modification on March 18, 2021 would be considered a troubled debt restructuring pursuant to ASC470-60. As the future undiscounted cash flows is greater than the net carrying value of the original debt, no gain is recognized.
On December 1, 2021, the Group entered into a settlement agreement (the “Settlement”) with CTBC Bank Co., Ltd. (See Note 1). The Group evaluated the settlement in accordance with ASC 470, and determined the settlement is considered a troubled debt restructuring and an extinguishment of the existing debt. As a result of the settlement, the Group recognized a gain on troubled debt restructuring of RMB279,097 for the year ended December 31, 2021.